SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2003


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                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-7416                 38-1686453
 (State or other jurisdiction of  (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)




             63 Lincoln Highway
             Malvern, Pennsylvania                                 19355-2120
   (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (610) 644-1300






         (Former name or former address, if changed since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

Exhibit No.       Description
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Exhibit 3.1       Certificate of Amendment to the Certificate of Incorporation
                  of Vishay Intertechnology, Inc. (as filed with the Secretary of State of the State of Delaware on July 31, 2003).

Exhibit 3.2 Amended and Restated Bylaws of Vishay Intertechnology, Inc. dated as of May 22, 2003.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2003
                                    VISHAY INTERTECHNOLOGY, INC.

                                    By: /s/ Avi D. Eden
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                                       Avi D. Eden
                                       Executive Vice President



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